UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    Form 8-K

      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 25, 2005

                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-2


New York (governing law of          333-62911-06      52-2182699
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

On April 25, 2005 a distribution was made to holders of BANC ONE FINANCIAL Services Home Equity Loan Trust 1999-2.




  ITEM 9.01  Financial Statements and Exhibits

        (c)  Exhibits

             Exhibit Number      Description
             EX-99.1             Monthly report distributed to holders of
                                 Home Equity Loan Trust 1999-2, relating to the
                                 April 25, 2005 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-2
                                 (Registrant)

              By:   Wells Fargo Bank, N.A., as Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 04/25/05


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-2, relating to the April 25, 2005 distribution.



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

           Banc One Financial Services Home Equity Loan Trust 1999-2
                            Monthly Servicing Report
             For the Collection & Interest Period Ending 03/31/2005
                         For Distribution on 04/25/2005


A. CURRENT PERIOD COLLECTIONS & OTHER AMOUNTS
(A) Principal and Interest Collections
(i) Interest Collections                                                                                                 $350,242.74
(ii) Principal Collections                                                                                               $170,766.66
(iii) Principal Curtailments                                                                                              $34,323.41
(iv) Principal Prepayments in Full                                                                                       $375,055.41
(v) Count Principal Prepayments in Full                                                                                           15

(B) Net Liquidation Proceeds net of related Foreclosure Profits                                                           $36,362.89
(C) Insurance Proceeds to extent not included in Net Liquidation                                                               $0.00
Proceeds                                                                                                                       $0.00
(D) Proceeds from Loan Repurchases or Substitution Adjustments                                                                 $0.00
(E) Released Mortgaged Property Proceeds
(F) Other Amounts                                                                                                              $0.00
(i) Net REO Revenue                                                                                                            $0.00
(ii) Compensating Interest                                                                                                     $0.00
(iii) Net Loss on Eligible Investments
                                                                                                                          $90,232.15
(G) Monthly Advance
                                                                                                                               $0.00
(H) Termination Price
                                                                                                                       $1,056,983.26
(I) Total Collections (A+B+C+D+E+F+G+H)
                                                                                                                               $0.00
(J) Civil Relief Act Shortfall                                                                                                 $0.00
(K) Prepayment Interest Shortfall

B. CURRENT PERIOD DELINQUENCIES & LIQUIDATION LOAN LOSSES
(A) Delinquent Loans, REO, Foreclosures and Bankruptcies                          Count               Amount              Percentage
(i) 30-59 Days Delinquent (Incl. REO, FC and Bankruptcies)                          55            $2,583,878.46               7.095%
(ii) 60-89 Days Delinquent (Incl. REO, FC and Bankruptcies)                         26            $1,489,388.95               4.090%
(iii) 90 Days or More Delinquent (Incl. REO, FC and Bankruptcies)                  163            $8,507,809.00              23.362%
(iv) Loans in REO status at end of Collection Period                                20              $965,373.06               2.651%
(v) Loans in Foreclosure                                                            38            $2,268,151.95               6.228%
(vi) Loans in Bankruptcy or Insolvency Proceedings                                 208           $10,269,665.69              28.200%
(vii) Total 60+ including REO, Foreclosure & Bankruptcy                            189            $9,997,197.95              27.452%

(B) Liquidation Losses / Monthly Loss Rate (Annualized)                                             $132,067.85               4.264%

C. CURRENT PERIOD INSURED PAYMENTS
(A) Required Payments                                                                                                    $185,748.41
(B) Net Available Distribution Amount                                                                                  $1,035,604.47
(C) Insured or Deficiency Amount (max(0,(A-B))                                                                                 $0.00
(D) Preference Amount                                                                                                          $0.00
(E) Insured Payments (C+D)                                                                                                     $0.00

D. CURRENT PERIOD FORMULA PRINCIPAL DISTRIBUTION AMOUNT
(A) Principal Distributable Amount
(i) Total Principal Collections                                                                                          $580,145.48
(ii) plus Principal Balance of Liquidated Home Equity Loans                                                              $168,430.74
(iii) plus Insurance Proceeds received                                                                                         $0.00
(iv) plus Portion of Purchase Price allocable to Principal of Defective Home Equity Loans                                      $0.00
(v) plus Principal Portion of Substitution Adjustments not previously distributed                                              $0.00
(vi) equals Total Principal Distributable Amount                                                                         $748,576.22

(B) Unpaid Principal Shortfall                                                                                                 $0.00

(C) Formula Principal Distribution Amount (A+B)                                                                          $748,576.22
(D) Formula Principal Distribution Amount required to maintain OC                                                        $613,832.50
(E) Class A-7 Priority Amount                                                                                            $328,656.04

E. CURRENT PERIOD AVAILABLE FUNDS
(A) Total Collections                                                                                                  $1,056,983.26
(B) Master Service Fee                                                                                                    $15,485.90
(C) Available Funds                                                                                                    $1,041,497.36
(D) Insured Payments                                                                                                           $0.00
(E) Total Available Funds and Insured Payments                                                                         $1,041,497.36



F. WATERFALL AMOUNTS
(A) Trustee Fee and Premium Amount:
(i) Trustee Fee                                                                                                              $418.12
(ii) Premium Amount                                                                                                        $5,474.78

(B) Accrued and Unpaid Master Servicing Fee:                                                                                   $0.00

(C) Current Monthly Interest Amounts
(i) Class A-1 Certificate
(a) Current Monthly Interest Amount Due                                                                                        $0.00
(b) Current Monthly Interest Amount Paid                                                                                       $0.00
(c) Interest Shortfall                                                                                                         $0.00
(ii) Class A-2 Certificate
(a) Current Monthly Interest Amount Due                                                                                        $0.00
(b) Current Monthly Interest Amount Paid                                                                                       $0.00
(c) Interest Shortfall                                                                                                         $0.00
(iii) Class A-3 Certificate
(a) Current Monthly Interest Amount Due                                                                                        $0.00
(b) Current Monthly Interest Amount Paid                                                                                       $0.00
(c) Interest Shortfall                                                                                                         $0.00
(iv) Class A-4 Certificate
(a) Current Monthly Interest Amount Due                                                                                        $0.00
(b) Current Monthly Interest Amount Paid                                                                                       $0.00
(c) Interest Shortfall                                                                                                         $0.00
(v) Class A-5 Certificate
(a) Current Monthly Interest Amount Due                                                                                   $10,312.13
(b) Current Monthly Interest Amount Paid                                                                                  $10,312.13
(c) Interest Shortfall                                                                                                         $0.00
(vi) Class A-6 Certificate
(a) Current Monthly Interest Amount Due                                                                                   $75,362.50
(b) Current Monthly Interest Amount Paid                                                                                  $75,362.50
(c) Interest Shortfall                                                                                                         $0.00
(vii) Class A-7 Certificate
(a) Current Monthly Interest Amount Due                                                                                  $100,073.78
(b) Current Monthly Interest Amount Paid                                                                                 $100,073.78
(c) Interest Shortfall                                                                                                         $0.00

(viii) Total Current Monthly Interest Amount Due                                                                         $185,748.41
(ix) Total Current Montly Interest Amount Paid                                                                           $185,748.41
(x) Total Interest Shortfall                                                                                                   $0.00

(D) Unpaid Interest Shortfall and Interest on Unpaid Interest Shortfall
(i) Class A-1 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00
(ii) Class A-2 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00
(iii) Class A-3 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00
(iv) Class A-4 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00
(v) Class A-5 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00
(vi) Class A-6 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00


(vii) Class A-7 Certificate
(a) Unpaid Interest Shortfall Due                                                                                              $0.00
(b) Unpaid Interest Shortfall Paid                                                                                             $0.00
(c) Remaining Unpaid Interest Shortalls                                                                                        $0.00

(viii) Total Unpaid Interest Shortfall Due                                                                                     $0.00
(ix) Total Unpaid Interest Shortfall Paid                                                                                      $0.00
(x) Total Remaining Unpaid Interest Shortfall                                                                                  $0.00

(E) Monthly Principal Distribution
(i) Class A-7 Certificate Priority Amount                                                                                $328,656.04
(ii) Class A-1 Certificate                                                                                                     $0.00
(iii) Class A-2 Certificate                                                                                                    $0.00
(iv) Class A-3 Certificate                                                                                                     $0.00
(v) Class A-4 Certificate                                                                                                      $0.00
(vi) Class A-5 Certificate                                                                                               $285,176.47
(vii) Class A-6 Certificate                                                                                                    $0.00
(viii) Other Class A-7 Certificate Amounts                                                                                     $0.00

(ix) Total Monthly Principal Distribution                                                                                $613,832.50

(F) Reimbursement Amount owed to Certificate Insurer:                                                                          $0.00

(G) Non Recoverable Advances not previously reimbursed to Master Servicer:                                                     $0.00

(H) Excess Spread:                                                                                                       $236,023.55

(I) Distributable Excess Spread Allocation:
(i) Class A-1 Certificate                                                                                                      $0.00
(ii) Class A-2 Certificate                                                                                                     $0.00
(iii) Class A-3 Certificate                                                                                                    $0.00
(iv) Class A-4 Certificate                                                                                                     $0.00
(v) Class A-5 Certificate                                                                                                      $0.00
(vi) Class A-6 Certificate                                                                                                     $0.00
(vii) Class A-7 Certificate                                                                                                    $0.00

(viii) Total Certificate Distributable Excess Spread                                                                           $0.00

(J) Other Amounts owed to Certificate Insurer:                                                                                 $0.00

(K) Prepayment Interest Shortfall owed to Certificateholders
(i) Class A-1 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00
(ii) Class A-2 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00
(iii) Class A-3 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00
(iv) Class A-4 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00
(v) Class A-5 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00
(vi) Class A-6 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00


(vii) Class A-7 Certificate
(a) Prepayment Interest Shortfall Due                                                                                          $0.00
(b) Prepayment Interest Shortfall Paid                                                                                         $0.00
(c) Remaining Prepayment Interest Shortfall                                                                                    $0.00

(viii) Total Prepayment Interest Shortfall Due                                                                                 $0.00
(ix) Total Prepayment Interest Shortfall Paid                                                                                  $0.00
(x) Total Remaining Prepayment Interest Shortfall                                                                              $0.00

(L) Other Amounts owed to Master Servicer
(i) Reimbursement of Compensating Interest                                                                                     $0.00
(ii) Reimbursement of Unreimbursed Servicing Advances                                                                          $0.00
(iii) Reimbursement of Unreimbursed Monthly Advances                                                                      $90,232.15

(M) Other termination/transfer amounts due to Trustee                                                                          $0.00

(N) Amount released to Class R Certificateholder                                                                         $145,791.40

G. CALCULATION OF OC TARGET AMOUNT
(A) Twelve Month Average Monthly Loss Rate                                                                                    8.420%
(B) Is Rolling Twelve Month Loss Rate greater than Trigger Values?                                                               Yes

(C) Cumulative Losses / Cumulative Loss Rate                                        $30,627,179.83                            7.871%
(D) Is Cumulative Loss Rate greater than 6.50%?                                                                                  Yes

(E) Has OC Stepdown Date been reached?                                                                                           Yes

(F) Overcollateralization Target Amount                                                                                $6,555,164.57

H. COMPARATIVE POOL AND CERTIFICATE CHARACTERISTICS
                                                                          Begin of Collection Period        End of Collection Period
(A) Certificate Balances and Factors
(i) Class A-1 Certificate Balance                                                              $0.00                           $0.00
(ii) Class A-1 Certificate Factor                                                          0.0000000                       0.0000000
(iii) Class A-2 Certificate Balance                                                            $0.00                           $0.00
(iv) Class A-2 Certificate Factor                                                          0.0000000                       0.0000000
(v) Class A-3 Certificate Balance                                                              $0.00                           $0.00
(vi) Class A-3 Certificate Factor                                                          0.0000000                       0.0000000
(vii) Class A-4 Certificate Balance                                                            $0.00                           $0.00
(viii) Class A-4 Certificate Factor                                                        0.0000000                       0.0000000
(ix) Class A-5 Certificate Balance                                                     $1,692,825.79                   $1,407,649.32
(x) Class A-5 Certificate Factor                                                           0.0840821                       0.0699175
(xi) Class A-6 Certificate Balance                                                    $12,058,000.00                  $12,058,000.00
(xii) Class A-6 Certificate Factor                                                         1.0000000                       1.0000000
(xiii) Class A-7 Certificate Balance                                                  $16,725,423.11                  $16,396,767.07
(xiv) Class A-7 Certificate Factor                                                         0.4298269                       0.4213807
(xv) Aggregate Certificate Balance                                                    $30,476,248.90                  $29,862,416.40
(xvi) Aggregate Certificate Factor                                                         0.0815828                       0.0799397

(B) Collateral Pool
(i) Pool Principal Balance                                                            $37,166,157.19                  $36,417,580.97
(ii) Weighted Average Loan Rate                                                              11.774%                         11.775%
(iii) Weighted Average Original Term (months)                                                 213.00                          213.00
(iv) Weighted Average Remaining Term (months)                                                 157.53                          157.23
(v) Loan Count                                                                                   937                             915
(vi) 3 Largest Loan Pool Balances                                                        $743,694.00                     $743,441.41

(C) Overcollateralization Amount                                                       $6,689,908.29                   $6,555,164.57

I. MASTER SERVICER TERMINATION & OTHER TRIGGER TESTS
(A) Twelve Month Average Monthly Loss Rate (Not applicable until 12th Distribution Date)                                      8.420%
(B) Is Rolling Twelve Month Loss Rate greater than Trigger Values?                                                               Yes

(C) Six Month Average of Pool Delinquency Rate (Not applicable until 6th Distribution Date)                                  28.162%
(D) Is Rolling Six Month Delinquency Rate greater than 5.00%?                                                                    Yes

(E) Has Deposit Event Occurred?                                                                                                   No


J. SUMMARY STATEMENT OF AMOUNTS DUE TO CERTIFICATEHOLDERS

(A) Amount of distribution allocable to Current Monthly Interest &                                             Per $1000 of Original
    Unpaid Interest Shortfall                                                                Dollars           Certificate Principal
(i) Class A-1 Certificate                                                                      $0.00                      0.00000000
(ii) Class A-2 Certificate                                                                     $0.00                      0.00000000
(iii) Class A-3 Certificate                                                                    $0.00                      0.00000000
(iv) Class A-4 Certificate                                                                     $0.00                      0.00000000
(v) Class A-5 Certificate                                                                 $10,312.13                      0.51220039
(vi) Class A-6 Certificate                                                                $75,362.50                      6.25000000
(vii) Class A-7 Certificate                                                              $100,073.78                      2.57179743
(v) Total                                                                                $185,748.41                      0.49723583

(B) Amount of distribution allocable to Formula Principal Distributable Amount
(i) Class A-1 Certificate                                                                      $0.00                      0.00000000
(ii) Class A-2 Certificate                                                                     $0.00                      0.00000000
(iii) Class A-3 Certificate                                                                    $0.00                      0.00000000
(iv) Class A-4 Certificate                                                                     $0.00                      0.00000000
(v) Class A-5 Certificate                                                                $285,176.47                     14.16462856
(vi) Class A-6 Certificate                                                                     $0.00                      0.00000000
(vii) Class A-7 Certificate                                                              $328,656.04                      8.44613584
(v) Total                                                                                $613,832.50                      1.64318776

(C) Amount of distribution allocable to Distributable Excess Spread
(i) Class A-1 Certificate                                                                      $0.00                      0.00000000
(ii) Class A-2 Certificate                                                                     $0.00                      0.00000000
(iii) Class A-3 Certificate                                                                    $0.00                      0.00000000
(iv) Class A-4 Certificate                                                                     $0.00                      0.00000000
(v) Class A-5 Certificate                                                                      $0.00                      0.00000000
(vi) Class A-6 Certificate                                                                     $0.00                      0.00000000
(vii) Class A-7 Certificate                                                                    $0.00                      0.00000000
(v) Total                                                                                      $0.00                      0.00000000

(D) Amount of distribution allocable to Prepayment Interest Shortfall
(i) Class A-1 Certificate                                                                      $0.00                      0.00000000
(ii) Class A-2 Certificate                                                                     $0.00                      0.00000000
(iii) Class A-3 Certificate                                                                    $0.00                      0.00000000
(iv) Class A-4 Certificate                                                                     $0.00                      0.00000000
(v) Class A-5 Certificate                                                                      $0.00                      0.00000000
(vi) Class A-6 Certificate                                                                     $0.00                      0.00000000
(vii) Class A-7 Certificate                                                                    $0.00                      0.00000000
(v) Total                                                                                      $0.00                      0.00000000

(E) Total Principal and Interest Distributed to Certificateholders
(i) Class A-1 Certificate                                                                      $0.00                      0.00000000
(ii) Class A-2 Certificate                                                                     $0.00                      0.00000000
(iii) Class A-3 Certificate                                                                    $0.00                      0.00000000
(iv) Class A-4 Certificate                                                                     $0.00                      0.00000000
(v) Class A-5 Certificate                                                                $295,488.60                     14.67682895
(vi) Class A-6 Certificate                                                                $75,362.50                      6.25000000
(vii) Class A-7 Certificate                                                              $428,729.82                     11.01793327
(v) Total                                                                                $799,580.92                      2.14042359



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